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                                                                    EXHIBIT 99.1

                  Slide presentation to be used at analyst and
                   shareholder meetings between June 25, 2003
                                and July 31, 2003

                             [logo]Renal Care Group

                                   NYSE Symbol

                                       RCI

Forward-Looking Statements

Some of the information included in this presentation is forward-looking information and is given in reliance on the safe harbor provided by the private securities litigation reform act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward-looking statements due to certain factors, including business and economic conditions. These and other risks and uncertainties are discussed in more detail in RCI's reports filed with the SEC, including our annual report on form 10-K and our quarterly reports on form 10-Q.

                                                          [logo]Renal Care Group


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KEY INVESTMENT POINTS

-       Strong U.S. market growth of 5-6% annually

-       Predictable and recurring revenues

-       Excellent patient outcomes drive volume growth above market average

-       Prudent capital structure and strong free cash flow

-       De novo development

-       Selective acquisition opportunities


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                                INDUSTRY OVERVIEW


                                                          [logo]Renal Care Group



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ATTRACTIVE
INDUSTRY FUNDAMENTALS

-       Expanding ESRD patient population

         -  High rates of diabetes and hypertension
         -  Aging population
         -  Increasing survival on dialysis

-       Recurring and predictable revenues

-       Patients qualify for Medicare regardless of age

-       Attractive financial returns through de novo development




                                                          [logo]Renal Care Group



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U.S. DIALYSIS PROVIDERS

[Pie chart showing dialysis providers in the United States, reflecting market shares as follows: 27% for Fresenius; 15% for DaVita; 15% for Gambro; 7% for Renal Care Group; 18% for hospitals; 13% for other independent providers; 5% for independent chain providers; chart also shows total patients of approximately 280,000, with 87,000 patients being treated by hospital-based programs and other independent providers and with new patients of 4,300 for hospital-based programs and other independent providers]


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                               COMPANY INFORMATION




                                                          [logo]Renal Care Group



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RENAL CARE GROUP PROFILE

-       Specialized provider of dialysis services

-       Physician-driven heritage

-       Commitment to quality care drives value creation

         -  Improved medical outcomes
         -  Enhanced financial performance

-       Strong regional market presence

-       Conservative financial management




                                                          [logo]Renal Care Group




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GROWTH IN PATIENTS

[Graph showing patient growth from 5,200 in 1996 to 8,240 in 1997 to 11,380 in 1998, to 14,500 in 1999 to 16,500 in 2000, to 18,800 in 2001, to 20,500 as of
December 31, 2002]



                                                          [logo]Renal Care Group


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CURRENT LOCATIONS

                                                                       27 States
                                                                     Medium size

[Map showing current locations (of dialysis facilities, corporate office, university affiliations and planned de novo dialysis facilities) in the states of Alabama, Alaska, Arizona, Arkansas, Colorado, Florida, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Michigan, Mississippi, Missouri, Nebraska, New Jersey, New Mexico, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Washington and Wisconsin]

[logo] Corporate Office, Nashville Tennessee


[character] University Affiliations [Chicago, Illinois; Cleveland, Ohio; Denver, Colorado; Houston, Texas; Jackson, Mississippi; Lexington, Kentucky, Louisville, Kentucky; Milwaukee, Wisconsin; Nashville, Tennessee; Portland, Oregon; St. Louis, Missouri]

[character] Outpatient Dialysis Centers

[character] 2003 Planned De Novos

                                                         [logo] Renal Care Group



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STRONG REGIONAL MARKET PRESENCE

[Chart showing market presence at December 31, 2002]

Market                         Market Share       No. of Patients
------                         ------------       ---------------
Alaska                           100.0%                  226

East Texas                        76.0%                 815

Mississippi                       62.0%               2,797

Western Kansas                    51.0%                 464

South Texas                       42.0%               1,111

Ohio                              37.0%               1,751

Memphis, TN                       33.0%                 457

Phoenix, AZ                       32.0%               1,620

Indiana                           23.0%               1,536

                         Target 30-35%

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                               OPERATING STRATEGY






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OPERATING STRATEGY

-       Optimal care drives superior financial results

         -  Clinical objectives aligned with financial interests

-       Medical Advisory Board sets best practices

         -  Benchmarking across the Company

         -  Continuously improving outcomes

-       Above industry average clinical outcomes


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                              UREA REDUCTION RATIO

             Percent Patients with URR greater than or equal to 70%

                                  Goal = 85.0%

[Graph showing percentage of RCG patients with a urea reduction rate greater than or equal to 70% on a quarterly basis from 1999 through first quarter 2003. RCG results are as follows: 1999 -- Q1 66.4%, Q2 66.5%, Q3 70.0%, Q4 73.4%; 2000
-- Q1 70.8%, Q2 71.2%, Q3 73.2%, Q4 72.5%; 2001 -- Q1 72.4%, Q2 71.7%, Q3 73.3%,
Q4 74.3%; 2002 - Q1 76.4%, Q2 74.7%, Q3 75.9%, Q4 75.6%; 2003 -- Q1 75.7%]


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                                   HEMATOCRIT

                         Hematocrit Levels, HD + PD Pts

             Percent Patients with Hct greater than or equal to 33%

                                  Goal = 75.0%

[Graph showing percentage of RCG patients with a hematocrit levels greater than or equal to 33% on a quarterly basis from 1999 through first quarter 2003. RCG results are as follows: 1999 -- Q1 65.9%, Q2 68.9%, Q3 70.5%, Q4 71.8%; 2000 --
Q1 72.8%, Q2 72.9%, Q3 72.5%, Q4 72.7%; 2001 -- Q1 72.7%, Q2 74.6%, Q3 75.6%, Q4
75.5%; 2002 - Q1 76.0%, Q2 75.3%, Q3 77.3%, Q4 76.6%; 2003 -- Q1 78.2%.]



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                                 HOSPITALIZATION

                           Hospital Days/Patient/Year

[Bar chart showing national average hospitalization of 14.4 days per patient per year for 2000 compared to RCI "Rolling" Twelve Months ended March 31, 2003 of
12.1 days per patient per year]



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                                    MORTALITY

[Bar chart showing national average mortality rate of 24.5% for ESRD patients for 2000 compared to RCG "Rolling" Twelve Months ended March 31, 2003 of 21.6%]



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                                   CHALLENGES


Payors

-        Medicare increases
-        Bundling
-        Medicaid
-        Managed care pricing

Amgen

-        Future mitigation

Labor Costs

-        Foreign recruitment-Philippines
-        Flagship training
-        Education allowances



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                              FINANCIAL INFORMATION







                                                          [logo]Renal Care Group



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EARNINGS PER SHARE

[Bar chart showing earnings per share for the years ended December 31, 1996 through 2003E and separate chart showing earnings per share for the first quarters of 2002 and 2003, earnings for the year 2003 exclude the impact of a retirement package for Renal Care Group's former chairman and chief executive officer, which impact earnings for the year 2003 and the first quarter of 2003.. Results shown are as follows: 1996 -- $0.42; 1997 -- $0.57; 1998 -- $0.84; 1999
-- $1.12; 2000 -- $1.31; 2001 - $1.52; 2002 - $1.82; 2003E $2.06-$2.10; Q1 2002
-- $0.42; Q1 2003 -- $0.51 (representing a 21.4% increase shown by an arrow).]


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REVENUE
-------
($ in millions)

[Bar chart showing revenue for the years ended December 31, 1996 through 2003E and separate chart showing revenue for the fourth quarters of 2001 and 2002E, all revenue reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $136 million; 1997 -- $214 million; 1998 -- $369 million; 1999 -- $521 million; 2000 -- $625 million; 2001 - $755; 2002 -- $903 million; 2003E -- $1,000-$1,100; Q1 2002 -- $207 million; Q1 2003 -- $242 million (representing a 16.9% increase shown by an arrow).]





                                                          [logo]Renal Care Group




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EBITDA

[Bar chart showing EBITDA margins for the years ended December 31, 1996 through 2003E and first quarters 2002 and 2003, all EBITDA margins reflected exclude the effect of the retirement package of approximately 200 basis points in 2003E and first quarter 2003. Results shown are as follows: 1996 -- 18.2%; 1997 -- 19.4%; 1998 -- 22.2%; 1999 -- 23.6%; 2000 -- 23.8%; 2001 - 24.0%; 2002 - 23.5%; 2003E -
23.0%-23.5%; Q1 2002 - 23.7%; Q1 2003 - 23.7%.]





                                                          [logo]Renal Care Group


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DE NOVO DEVELOPMENT
-------------------
Total number of facilities

[Bar chart showing De novo facilities constructed for the years ended December 31, 1996 through 2003E. Results shown are as follows: 1996 -- 3; 1997 -- 12; 1998 -- 9; 1999 -- 7; 2000 -- 10; 2001 - 14; 2002 - 20; 2003E - 20-25.]





                                                          [logo]Renal Care Group



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NUMBER OF PATIENTS ADDED THROUGH ACQUISITIONS


[Bar chart showing the number of patients budgeted to be added through acquisitions in the year 2002 and the number actually added in the year 2002 and the number of patients added through acquisitions year to date for 2003. The results are as follows: 2002 Budgeted Goal - 1,000; 2002 Actual - 1,200 and 2003
- 425 (representing a 20% increase in 2002 actual over 2002 budgeted shown by an arrow).]


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SHARE REPURCHASE

[Bar chart showing the number of shares repurchased for the years ended December 31, 2001 through 2003E. Results shown are as follows: 2001 -- 100,000 shares or $3.1 million; 2002 2,883,000 shares or $90.8 million; 2003E $50-$70 million; ]





                                                                     [logo]Renal




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Performance of Early Acquisitions (1996-97)

                                                    When
                                                   Acquired(1)          2002
                                                   -----------         ------
Patients                                             4,365              6,240

Patients with URR greater than or equal to 70%          48%                76%

Patients with Hct greater than or equal to 30%          79%                92%

Revenues (in millions)                              $132.7             $260.0

EBITDA                                                20.0%              24.8%

Days Sales Outstanding                                  81                 59



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FREE CASH FLOW

($ in millions)

                                      2002                       2003E
                                      ----                       -----
EBITDA                               $210                        $245

Taxes                                $ 30                        $ 55

         CapEx

            Maintenance              $ 42                        $ 40

            De novo                  $ 20                        $ 35
                                     ----                        ----


         Free Cash Flow              $120                        $115
                                     ----                        ----


                                                          [logo]Renal Care Group



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Free Cash Priorities

-        De novo development
-        Selective acquisitions
-        Share repurchase program


                                                          [logo]Renal Care Group

KEY INVESTMENT POINTS

-       Strong U.S. market growth of 5-6% annually

-       Predictable and recurring revenues

-       Excellent patient outcomes drive volume growth above market average



-       Prudent capital structure and strong free cash flow

-       De novo development

-       Selective acquisition opportunities

                                                          [logo]Renal Care Group

                             [logo]Renal Care Group

                                   NYSE Symbol

                                       RCI